UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Whiting Petroleum Corporation

ENERGY + TECHNOLOGY = GROWTH

WHITING

The New Independent American Exploration & Production Company: Different, Stronger, Better

AICPA

National AICPA Oil & Gas Conference

November 18, 2014

Forward-Looking Statements, Non-GAAP

Measures, Reserve and Resource Information

This presentation contains statements that Whiting Petroleum Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of Whiting’s proposed acquisition (the “Acquisition”) of Kodiak Oil & Gas Corp. (“Kodiak”) to Whiting and Kodiak and their shareholders, the anticipated completion of the Acquisition or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder and court approvals of the proposed Acquisition; the ability to complete the proposed Acquisition on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the Acquisition and achieve anticipated benefits from the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; risks relating to any unforseen liabilities of Whiting or Kodiak; declines in oil, NGL or natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the period ended December 31, 2013, Quarterly Reports on Form 10-Q for the period ended June 30, 2014 and Kodiak’s Quarterly Report on Form 10-Q for the period ended June 30, 2014. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication. Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. In this presentation, we refer to Adjusted Net Income, Discretionary Cash Flow and EBITDAX, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.

Whiting uses in this presentation the terms proved, probable and possible reserves. Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain. Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed. Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added. For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared. Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Energy + Technology =WHITING Growth

NYSE: WLL

Why Whiting Focuses on Oil

Oil / Gas Price Ratio 18:1

NYMEX Crude Oil and Natural Gas Prices

January 4, 2000 - November 12, 2014

$160

$140

NYMEX Crude $120

Oil Price $100

($/Bbl) $80

$60

$40

$20

$0

$77.18

$4.19

$ 18

$16 NYMEX

$14 Natural

$12 Gas Price

$10 ($/BTU)

$8

$6

$4

$2

$0

January 4, 2000

July 4, 2000

January 4, 2001

July 4, 2001

January 4, 2002

July 4, 2002

January 4, 2003

July 4, 2003

January 4, 2004

July 4, 2004

January 4, 2005

July 4, 2005

January 4, 2006

July 4, 2006

January 4, 2007

July 4, 2007

January 4, 2008

July 4, 2008

January 4, 2009

July 4, 2009

January 4, 2010

July 4, 2010

January 4, 2011

July 4, 2011

January 4, 2012

July 4, 2012

January 4, 2013

July 4, 2013

January 4, 2014

July 4, 2014

NYMEX Crude Oil Price ($/Bbl) NYMEX Natural Gas Price ($/BTU)

Source: Energy Information Association

Energy + Technology = WHITING Growth

NYSE: WLL

The Near Term

OECD Inventories at Low End of 5 Year Range

OECD Industry Total Oil Stocks

Relative to Five-Year Average

mb

100

50

0

-50

-100

-150

Aug 12 Feb 13 Aug 13 Feb 14 Aug 14

Asia Oceania

Europe

Americas

OECD

Source: International Energy Agency

Energy + Technology = WHITING Growth

NYSE: WLL

Worldwide Vehicle Production Continues to Exceed

Population Growth

31% versus 10%

World Population

7,200,000,000

7,000,000,000

6,800,000,000

6,600,000,000

6,400,000,000

6,200,000,000

6,000,000,000

6.5 B

10%

7.1 B

2005 2006 2007 2008 2009 2010 2011 2012 2013

World Population

World Automobile Production

90,000,000

85,000,000

80,000,000

75,000,000

70,000,000

65,000,000

60,000,000

55,000,000

50,000,000

66 MM

31%

87 MM

2005 2006 2007 2008 2009 2010 2011 2012 2013

World Automobile Production

(1) Includes passenger and commercial vehicles

Source: United States Census Board and International

Organization of Motor Vehicle Manufacturers

Energy + Technology = WHITING Growth

NYSE: WLL

The Long Term

+7 to +14 MMBOPD of Additional Supply Necessary by 2020 to

Meet Global Demand

Global Demand

MMBOPD

110

105

100

95

90

85

80

75

1% Annual Historical Growth

2009-2013

2% Growth

Scenario

+14 MMBOPD

1% Growth

Scenario

+7 MMBOPD

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

1% Growth in Consumption

2% Growth in Consumption

Global Consumption

Source: International Energy Agency; Whiting Estimates

Energy + Technology = WHITING Growth

NYSE: WLL

Not Just Emerging Market Growth

U.S. Demand Grows by 747,955 BOPD or +4%

December 2012 - September 2014

MMBOPD

20.00

19.50

19.00

18.50

18.00

17.50

17.00

18.1

18.9

Dec-12

Jan-13

Feb-13

Mar-13

Apr-13

May-13

Jun-13

Jul-13

Aug-13

Sep-13

Oct-13

Nov-13

Dec-13

Jan-14

Feb-14

Mar-14

Apr-14

May-14

Jun-14

Jul-14

Aug-14

Sep-14

Source: Energy Information Administration

Energy + Technology = WHITING Growth

NYSE: WLL

Outside North America Major Producers Have Fallen Short

North Africa + West Africa + UK North Sea + Mexico + Venezuela + Brazil

Production Has Decreased 1.8 MMBOPD 2009 - 2014

Includes Increase in Libyan Output

20.00

18.00

16.00

14.00

12.00

10.00

8.00

6.00

4.00

2.00

0.00

-10%

Jan-09

Mar-09

May-09

Jul-09

Sep-09

Nov-09

Jan-10

Mar-10

May-10

Jul-10

Sep-10

Nov-10

Jan-11

Mar-11

May-11

Jul-11

Sep-11

Nov-11

Jan-12

Mar-12

May-12

Jul-12

Sep-12

Nov-12

Jan-13

Mar-13

May-13

Jul-13

Sep-13

Nov-13

Jan-14

Mar-14

May-14

Jul-14

Sep-14

North Africa

West Africa

United Kingdom North Sea Mexico

Venezuela

Brazil

Source: EIA Short Term Energy Outlook

Energy + Technology = WHITING Growth

NYSE: WLL

U.S. Growth Has Met The Challenge

Adding ~5.5 MMBOPD 2009 - 2014: North Dakota Production

Growth A Major Driver

Total US Production of Crude Oil

Jan. 2009 - Aug. 2014

MMBOPD

16.0

14.0

12.0

10.0

8.0

6.0

4.0

2.0

0.0

Jan-09

May-09

Sep-09

Jan-10

May-10

Sep-10

Jan-11

May-11

Sep-11

Jan-12

May-12

Sep-12

Jan-13

May-13

Sep-13

Jan-14

May-14

Total US Production (MMBOPD)

North Dakota Production of Crude Oil:

Jan. 2009 - Aug. 2014

1,200.0

1,000.0

800.0

600.0

400.0

200.0

0.0

1,132 MBOPD

Jan-09

Aug-09

Mar-09

Oct-10

May-11

Dec-11

Jul-12

Feb-13

Sep-13

Apr-14

North Dakota Production (MBOPD)

Source: EIA Short Term Energy Outlook

Source: North Dakota Industrial Commission

Energy + Technology = WHITING Growth

NYSE: WLL

U.S. Becoming More Energy Independent

Crude Oil Imports Decreased 2.3 MMBOPD

Crude Oil Consumption

18.0

16.0

14.0

12.0

10.0

MMBOPD 8.0

6.0

4.0

2.0

0.0

Imports 9.9 MMBOPD

Imports 7.6 MMBOPD

U.S. Production 8.7 MMBOPD

Total Consumption 16.3 MMBOPD(1)

Jan-2009

Mar-2009

May-2009

Jul-2009

Sep-2009

Nov-2009

Jan-2010

Mar-2010

May-2010

Jul-2010

Sep-2010

Nov-2010

Jan-2011

Mar-2011

May-2011

Jul-2011

Sep-2011

Nov-2011

Jan-2012

Mar-2012

May-2012

Jul-2012

Sep-2012

Nov-2012

Jan-2013

Mar-2013

May-2013

Jul-2013

Sep-2013

Nov-2013

Jan-2014

Mar-2014

May-2014

Jul-2014

US Crude Oil Production (MMBOPD) US Imports Crude (MMBOPD)

(1) Does not include 2.3 MMBOPD of NGLs.

Source: EIA Short Term Energy Outlook

Energy + Technology = WHITING Growth

NYSE: WLL

U.S. Becoming More Energy Independent

U.S. Petroleum Products Exports Increased 2.2 MMBOEPD

U.S. Petroleum Products Imports Decreased 1.3 MMBOEPD

Today U.S. is a Net Exporter of 1.7 MMBOEPD US Exports of Petroleum Products

January 2009 - May 2014 (MBOEPD)

4,000 3,000 2,000 1,000 0

Jan-09

Apr-09

Jul-09

Oct-09

Jan-10

Apr-10

Jul-10

Oct-10

Jan-11

Apr-11

Jul-11

Oct-11

Jan-12

Apr-12

Jul-12

Oct-12

Jan-13

Apr-13

Jul-13

Oct-13

Jan-14

Apr-14

Jul-14

Oct-14

US Exports of Petroleum Products (MBOEPD)

US Imports of Petroleum Products

January 2009 - May 2014 (MBOEPD)

4,000 3,000 2,000 1,000 0

Jan-09

Apr-09

Jul-09

Oct-09

Jan-10

Apr-10

Jul-10

Oct-10

Jan-11

Apr-11

Jul-11

Oct-11

Jan-12

Apr-12

Jul-12

Oct-12

Jan-13

Apr-13

Jul-13

Oct-13

Jan-14

Apr-14

Jul-14

Oct-14

US Imports of Petroleum Products (MBOEPD)

Source: EIA Short Term Energy Outlook

Energy + Technology = WHITING Growth

NYSE: WLL

Major Economic Benefits to US

Trade Deficit Decreases by $188 Billion 2005-2014(1)

US Trade Deficit ($ Billions) 2005-2014(1)

900

800 -27%

700

600

500

$ Billions

400

2008-2009

Recession

300

200

100

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

(1) Mid-year 2014 data annualized

Source: US Department of Commerce United States Census Bureau US International Trade in Goods and Services

Energy + Technology = WHITING Growth

NYSE: WLL

Light Sweet Oil Saturation Scenario Unlikely

There is Currently ~1.6 MMBOPD of Replaceable Demand for Light

Sweet Crude

Demand Outlets for Light Sweet Crude August 2014

1,800.0

1,600.0

1,400.0

1,200.0

1,000.0

MBOPD 800.0

600.0

400.0

200.0

-

Future Exports to Canada Refinery Expansion Exports from Condensate Splitters Canadian Syncrude Imports Waterborne Import rejection Total

Source: Macquarie Commodities Research

Energy + Technology = WHITING Growth

NYSE: WLL

Williston Basin Oil Production & Export Capacity(1)

3,500,000

3,000,000

2,500,000

2,000,000

1,500,000

1,000,000

500,000

0

Barrels Per Day

Aug. 2014

Production

1,132,331 BOPD(2)

Rail Capacity

Proposed Pipelines/Refining

Confirmed Pipelines/Refining

Williston Basin NDPA Production Case 1

Williston Basin NDPA Production Case 2

Jan-07

Mar-08

May-09

Jul-10

Sep-11

Nov-12

Jan-14

Mar-15

May-16

Jul-17

Sep-18

Nov-19

Jan-21

Mar-22

May-23

Jul-24

Sep-25

Noc-26

Jan-28

Mar-29

(1) Production forecast is for visual demonstration purposes only and should not be considered accurate for any near or long term planning. Source: The North Dakota Pipeline Authority Presentation

(2) Based on information from NDIC and Montana Board of Oil and Gas

Energy + Technology = WHITING Growth

NYSE: WLL

Whiting Petroleum – A Company on the Move

Four Significant Third Quarter 2014 Achievements

1) Record Production Reaches 116,675 BOE/d in Q3 2014, up 6% over Q2 2014.

- Record Bakken / Three Forks Production of 87,480 BOE/d, Up 33% YoY, 9% Sequentially.

2) Slickwater Completions Generate Strong Initial Results.

- Brehm 13-7H Well in Sanish Field IPs at 3,770 BOE/d on August 31, 2014.

- Pronghorn Federal 44-11PH IPs 2,987 BOE/d on July 9, 2014.

- Sundheim 21-27-1H Well in Missouri Breaks Field Posts 64% Greater 200-Day Cumulative Production than the Offset Well Completed Using Older Technology.

3) Tarpon Pad Demonstrates Whiting Controls Sweet Spot of Williston Basin.

- Flatland Federal 11-4HR IPs 7,120 BOE/d from the Middle Bakken on October 10, 2014.

- Flatland Federal 11-4TFH IPs 7,824 BOE/d from Upper Three Forks on October 11, 2014.

- Flatland Federal 11-4TFHU IPs 5,930 BOE/d from Lower Three Forks on October 12, 2014.

4) Redtail Niobrara Development Area Production of 8,610 net BOE/d in Q3 2014, up 19% over Q2 2014

- New Niobrara “C” Discovery. Razor 25B-2549 Achieved a Recent 10-Day Average Rate of 712 BOE/d.

- New Codell/Fort Hays Discovery. Razor 25B-2551 Achieved a Recent 10-Day Average Rate of 570 BOE/d.

- Current Production from Redtail Field has Exceeded 10,000 Net BOE/d.

Energy + Technology = WHITING Growth

NYSE: WLL

A Focused Company

Williston Basin

Bakken / Three Forks

87,480 BOE/d (Q3 2014)

HEADQUARTERS

Denver, Colorado

Redtail

Niobrara A and B

8,610 BOE/d (Q3 2014)

North Ward Estes

Over 9,500 BOE/d (2014)

110 MMBOE Proved Reserves(1)

104 MMBOE P2 + P3 Reserves(1)

Major Asset Areas

Q3 2014 Net Production

116.7 MBOE/d

10%

3%

87%

Rocky Mountains

Permian

Other

Bakken / Three Forks Production

100.0

80.0

60.0

40.0

20.0

-

87.5

63.5

48.9

30.3

26.3

16.8

30% CAGR (2009-2013)

2009 2010 2011 2012 2013 Q3

MBOE/d 2014

(1) At December 31, 2013 based on independent engineering.

Energy + Technology = WHITING Growth

NYSE: WLL

Williston Basin Highlights

October 30, 2014



Brockton-Froid Lineament Zone
Sheridan
Divide
Renville
Ward
Roosevelt
Richland
McKenzie
Mountrail
Mercer
Billings
Golden Valley
Wibaux
Prairie
Custer
Fallon
Slope
Hettinger
Stark
Grant
STARBUCK
CASSANDRA
TARPON
SANISH & PARSHALL
MISSOURI BREAKS
HIDDEN BENCH
LEWIS & CLARK
BIG ISLAND
Pronghorn
Record Williston Basin Well
Flatland Federal 11-4TFH
IP: 7,824 BOE/d (10/11/14)
Flatland Federal 11-4HR
IP: 7,120 BOE/d (10/10/14)
Flatland Federal 11-4TFHU
IP: 5,930 BOE/d (10/12/14)
Iverson 34-32-4H
IP: 1,228 BOE/d (7/25/14)
Strongest western producer to date.
Increased perforation clusters per stage.
Slickwater Test
Brehm 13-7H
IP: 3,770 BOE/d (8/31/14)
30-Day Avg: 1,716 BOE/d
Slickwater Test
Sundheim 21-27-1H had 64% greater 200-day cumulative production than offsetting well.
Additional Frac Points Test
Sovig 4 Well Pad average IP rate of 3,278 BOE/d per well. Increased perforation clusters per stage.
Slickwater Test
Pronghorn Federal 44-11PH
IP: 2,987 BOE/d
30-Day Avg: 1,501 BOE/d
60-Day Avg: 1,269 BOE/d

Field	Target	Gross Acres	Net Acres
Sanish / Parshall	Middle Bakken Three Forks	174,398	82,517
Pronghorn	Pronghorn Sand	178,316	115,087
Lewis & Clark	Three Forks	170,274	118,784
Hidden Bench	Middle Bakken Three Forks	61,337	38,029
Tarpon	Middle Bakken Three Forks	8,845	6,298
Starbuck	Middle Bakken Three Forks Red River	47,849	40,549
Missouri Breaks	Middle Bakken Three Forks	95,768	68,839
Cassandra	Middle Bakken Three Forks	29,827	13,953
Big Island	Red River	154,620	125,403
Other ND & Montana		119,933	53,778
Total		**1,041,167**	**663,237**

Energy + Technology = WHITING Growth

NYSE: WLL

17

Maximizing Recovery Efficiency

Improving Frac Distribution


300'

Older Style Sliding Sleeve Completion

Annulus	Stages	Frac Ports per Stage	Potential Entry Points
Free fluid between packers	30	1	30


250'

New Style Cemented Liner Completion

Annulus	Stages	Perforation Clusters per Stage	Potential Entry Points
Cemented	40	3	120

NYSE: WLL

Energy + Technology = WHITING Growth

18

Exploiting the Bakken and Three Forks in the Williston

Primary and Prospective Drilling Locations

MISSOURI BREAKS

8 WELLS

CASSANDRA

12 WELLS

SANISH

15 WELLS

Lower Virden

U. Bakken Shale

Middle Bakken

L. Bakken Shale

Upr 3Fks – 1st Bench

Upr 3Fks – 2nd Bench

0’

50’

100’

150’

HIDDEN BENCH

16 WELLS

PRONGHORN

6 WELLS

TARPON

12 WELLS

Lower Virden

U. Bakken Shale

Middle Bakken

L. Bakken Shale

L. Bakken Silt

Pronghorn Sand

Upr 3Fks – 1st Bench

Upr 3Fks – 2nd Bench

0’

50’

100’

150’

CURRENT DRILLING PATTERN

POTENTIAL HIGHT DENSITY INFILLS

NEW OBJECTIVES

LEASE LINE & CROSS-UNIT

Energy + Technology = WHITING Growth

NYSE: WLL

Maximizing Recovery Efficiency

Improving Hidden Bench Production Rates - 21% Increase Over 90-Days

3,000

2,539

2,500

2,132

2,000

1,500

1,122

1,000 887 805 +21%

658 648

535

500

-

2013 2014

24-Hour IP 30-Day Avg. 60-Day Avg. 90-Day Avg.

Energy + Technology = WHITING Growth

NYSE: WLL

Williston Basin Production Profile

Per Well Results: 43% - 133% IRR at $70/Bbl - $100/Bbl NYMEX(1)(2)

1,000

EUR - 600 MBOE, CAPEX $8.0 MM

Nymex oil price/Bbl $70 $80 $90 $100

Daily ROI 2.3 2.7 3.2 3.6

Equivalent IRR (%) 43% 66% 97% 133%

Production Payout (Yrs.) 1.9 1.5 1.1 0.9

PV(10) $MM 4.72 6.95 9.40 11.61

(BOEPD) 100

10

0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180

Months On Production

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” All volumes shown are un-risked. Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.

(2) EURs, ROIs, IRRs and PV10% values will vary well to well. $70 Nymex oil price reflects $9.00 per barrel of oil equivalent differential. $80, $90 and $100 Nymex oil price reflects $10.00 per barrel of oil equivalent differential.

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Program

Economic Sweet Spot

(Weld County, Colorado)



Niobrara Initial 30-Day Average Rate
(Gas converted to oil price equivalent ratio 17:1)
Pre 2013
2013 - 14
BOEPD
1 – 350
350 – 450
450 – 550
550 – 650
650 – 750
> 750
Laramie
Kimball
Cheyenne
10 5 0 10
Miles
Redtail Field Area
Weld
Colorado Mineral Belt Trend
Logan
Larimer
Wattenberg Field Area
Boulder
Broomfield
WY
SD
NE
CO
KS

Source: IHS and internal Whiting production database

OBJECTIVE

Niobrara "A" Chalk
Niobrara "B" Chalk
Niobrara "C" Chalk
Fort Hays/Codell

DEVELOPMENT PLAN

Mix of 960 and 640-acre spacing units
8 Wells per spacing unit Niobrara "A"
8 Wells per spacing unit Niobrara "B"
3,300+ potential drilling locations based on only Niobrara "A" and "B"

ACREAGE

Whiting has assembled 181,026 gross (129,669 net) acres in our Redtail prospect in the northeastern portion of the DJ Basin.

- Average WI of 72%
- Average NRI of 59%

COMPLETED WELL COST

Horizontal: $5.5 MM

DRILLING HIGHLIGHTS

Recently completed two test wells in the Niobrara "C" and Fort Hays/Codell formations.

- The Razor 25B-2549 well achieved a recent 10-day average rate of 712 BOE/d from the Niobrara "C"
- The Razor 25B-2551 well achieved a recent 10-day average rate of 570 BOE/d from the Fort Hays/Codell

Energy + Technology = WHITING Growth

22

NYSE: WLL

Redtail Development Program

Geologic Sweet Spot

NE Trending, Right Lateral Wrench Faults

Extension of Colorado Mineral Belt

Oil

Nat. Gas

Redtail Prospect

WYOMING COLORADO

Axis of Denver Basin

11N 9N 7N 5N 3N

1N 1S 3S 5S 0 6 12 miles 0 10 20 km

69W 68W 67W 66W 65W 64W R.J. WEIMER, 10/95

Energy + Technology = WHITING Growth

Fort Collins

Colorado Mineral Belt Golden Denver

Boulder Study Area Reservoir Compartments C.G. WFZ

S 2 3 25 F/1000 LA. WFZ Lo. WFZ J. WFZ W. WFZ R0 = 1

NYSE: WLL

Unconventional Reservoir Characterization

Determining mobile fraction of Oil in Place (MOIP)

% of Total 6 Molecular Diameters of Common Hydrocarbons % of Total 6 Conventional Oil Reservoirs

5 5

4 4

3 1 Nanometer 1 Micrometer 3

2 2

1 Hydrocarbon Species 1 Hydrocarbon Species Pore Threats

Diameter (M) Diameter (M) Diameter (M) Diameter (M)

10-9 10-8 10-7 10-6 10-5 10-9 10-8 10-7 10-6 10-5

% of Total 6 Unconventional Oil Reservoirs (Effective) % of Total 6 Unconventional Oil Reservoirs (non-effective)

5 5

4 4

3 3

2 2

1 Pore Threats Hydrocarbon Species 1 Pore Threats Hydrocarbon Species

10-9 10-8 10-7 10-6 10-5 10-9 10-8 10-7 10-6 10-5

(1000 nanometers = 1 micron) Energy + Technology = WHITING Growth

NYSE: WLL

Unconventional Reservoir Characterization

Denver Rock Lab

Core Layout Facility

Logging / Calibration

Sample Selection

Collaboration & Training

Environmental SEM / Qemscan

Micron-scale Resolution

Rapid Analysis

Alter Atmospheric Conditions

Dual-beam SEM

Nanometer Resolution

Dual-beam (Milling & Scanning)

3D Composite Imaging

Unconventional Oil Reservoirs

Reservoir Characterization

In-house Facility

Operated + Non-op Core

Collaboration & Training

Over 250 Cores Reviewed

U. Bakken

Shale

Middle

Bakken

L. Bk. Sh.

L. Bakken

Siltstone

Pronghorn

Three

Forks

Mineral Model

Quantitative Mineral Composition

& Abundance

Petrophysical Calibration

Accurate Log Analysis

Reservoir Simulation

Organics Volume & Distribution

Porosity Volume & Distribution

Pore throat geometry and size

Permeability model

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Program

Opportunity and Challenge of the Niobrara Reservoir

High-resolution pore structure image from Scanning Electron Microscope

5 microns

(nanometer = 1 thousandth of a micron)

(oil molecules = 20 – 200 nanometers)

5 microns

7% Porosity

13% Porosity

9985’

Middle Bakken B Facies

Braaflat 11-11

Sanish Field

Mountrail County, ND

5580.2’

Niobrara B Chalk

Terrace 36-32M

Redtail Area

Weld County, CO

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Program

Niobrara Reservoir

Niobrara Reservoir

Whiting RAZOR 25-2514H

GR

Zone

PHI

Minerals

BVFluid

RES

0

200

30

-10

0

100 0.2

2000

5550

5575

5600

5625

5675

5700

5725

5750

5775

5800

5825

5850

5875

A

B

C

FRHS

Niobrara Resource Potential (1)

OOIP by Zone

Reservoir

Porosity Thickness OOIP % #

(%) (ft) (MMBOE/ 960ac)* WOGC Wells Gross Wells

NIO A 13% 35 19 81 1,344

NIO B 13% 65 40 81 1,343

NIO C 11% 25 11 80 1,316

70

Recoverable Oil 16 Well / DSU Density

(Total OOIP A Zone + B Zone = 59 MMBOE/DSU)**

16 wells 16 wells 16 wells

10% Recovery 15% Recovery 20% Recovery

370 MBOE 560 MBOE 740 MBOE

Recoverable Oil 32 Well / DSU Density

(Total OOIP A Zone + B Zone + C Zone = 70 MMBOE/DSU)**

32 wells 32 wells 32 wells

15% Recovery 20% Recovery 25% Recovery

330 MBOE 440 MBOE 550 MBOE

* GOR=500 cf/bo

** Stimulated Rock Volume

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” Estimates updated as of December 31, 2013

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Plan

Defining Optimal Well Density

Razor Pilot

16 Wells / 960ac DSU

7920 ft.

27L Pad

Drilling Density

- 16 Wells/DSU

- 330 ft.

Target: B-B-B-B

Status: Producing

27K Pad

Drilling Density

- 16 Wells/DSU

- 330 ft.

Target: A-B-A-B

Status: Producing

NIOBRABRA

300 250 200 150 100 50

A B C

1320 ft.

Horsetail Pilot

32 Wells / 960ac DSU

7920 ft.

30F Pad

Drilling Density

- 32 Wells/DSU

- 165 ft.

Target: C-B-A-B-A-B-C-B

Status: Drilling

1320 ft.

NIOBRABRA

300 250 200 150 100 50

A B C

Producing Wells

Planned Wells

Future Infill Wells

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Niobrara Production Profile

Per Well Results: 42% - 123% IRR at $70/Bbl - $100/Bbl NYMEX(1)(2)

Daily Equivalent Production (BOEPD)

1000

100

10

EUR - 420 MBOE, CAPEX $5.5 MM

Nymex oil price/Bbl $70 $80 $90 $100

ROI 2.5 3.1 3.6 4.1

IRR (%) 42% 63% 90% 123%

Payout (Yrs.) 2.0 1.5 1.1 0.9

PV(10) $MM 3.57 5.17 6.77 8.38

0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180

Months

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” All volumes shown are un-risked. Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.

(2) EURs, ROIs, IRRs and PV10% values will vary well to well. Differential reflects $4.75 per barrel of oil equivalent per fixed differential.

Energy + Technology = WHITING Growth

NYSE: WLL

Drilling Time / Cost Projection



Spud to TD (Days)
Spud to TD (Days)
10 Well Moving Average
10 Well Avg Drlg Cost before Comp
$1.35 MM
6.7 Days
Spud to TD (Days)
Drilling Cost before Completion (Millions)
0
5
10
15
20
25
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
Razor 27I-3415A
Razor 21C-2805A
Razor 21C-2807A
Razor 26K-2306B
Razor 26K-2308B
Razor 26K-3508B
Razor Federal 26J-
Razor 11E-0202B
Razor 26K-2305A
Razor Federal 26J-
Razor 11E-0204B
Razor Federal 26J-
Razor Federal 26L-
Razor 26L-3502B
Razor 26I-2314B
Razor Federal 26J-
Razor Federal 26L-
Razor Federal 26L-
Razor 26L-3501A
Razor 26L-3503A
Razor 26L-3504B
Horsetail 30F-3105
Razor 25B-2551
Horsetail 33M-2804
Horsetail 30F-3108
Horsetail 30F-1948
Razor 27J-2212B
Horsetail 30F-1947
Razor 21C-0907
Razor 21C-0906
Razor 27J-2210B
Horsetail 30F-1945
Horsetail 30F-1944
Razor Fed 30K-3107
Horsetail 30F-1943
Horsetail 02D-0204
Horsetail 30F-1942
Horsetail 29G-2012B
Razor 21A-0913
Horsetail 30F-1941
Cottonwood 08E-0504

Energy + Technology = WHITING Growth

NYSE: WLL

30

Total Proppant Pumped per Well

Million Lbs

9.0

0.0

1.0

2.0

3.0

4.0

5.0

6.0

7.0

8.0

Optimizing Frac Design Avg. 5.5 mm # sand

Well Count

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Infrastructure Plan: A Great Place to Find an Oil Field!

September 2014

Redtail Facilities Plan

Planned Gathering System

Gas Gathering Lines	141 Miles
Oil Gathering Lines	111 Miles
SW Gathering Lines	54 Miles
Frac Water Supply Lines	16 Miles

Redtail Gas Plant

Train 1 Capacity (Online)	20 MMcf/d
Train 2 Capacity (Q1 2015)	50 MMcf/d
Train 3 Capacity (2016)	70 MMcf/d
Takeaway Capacity (2016)	140 MMcf/d

Capital Investment

Gas Plant	$100 MM
Gas Gathering / Field Compression	$95 MM
Oil Gathering / LACTs	$80 MM
Electricity	$40 MM
Total	$315 MM



Trailblazer
to KC area hub
REX
to East OH hub
Trailblazer/REX
Laterals
Pony Express
to Cushing,OK
Redtail Gas Plant
Tallgrass NGL
to OPPL
UET Pawnee
Oil Terminal
Pony Express Lateral
OPPL
to Conway,KS hub
WY
NE
CO
3rd Party Pipelines
Other
OIL
GAS
NGL

NYSE: WLL

Energy + Technology = WHITING Growth

32

Oil Focused Strategy Delivers Consistently Strong

Margins

Consistently Delivering Strong EBITDA Margins (1)

Oil $86.78/Bbl

NGL $36.01/Bbl

Gas $4.08/Mcf

Whiting Realized Prices(1) $/BOE

$90.00 $80.00 $82.16

$73.88 $76.76 $74.88/BOE

$80.00 $69.85

$70.00 $61.48

$60.00

$45.01 $50.89/66% $58.51/71% $52.31/70%

$50.00 $50.65/68% $46.16/66% $54.31/68%

$41.58/68%

$40.00

$30.00 $25.71/57% 4% 3% 2% 1%

2% 3%

5% 2% 5% 5% 5% 5% 4% 5%

$20.00 5% 5% 8% 8% 9% 8%

7% 7% 8% 9%

$10.00 26% 18% 17% 18% 16% 16% 15% 15%

$0.00

2009 2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Lease Operating Expense Production Taxes G&A Exploration Expense EBITDA

(1) Includes hedging adjustments.

Energy + Technology = WHITING Growth

NYSE: WLL

Total Capitalization - A Strong Balance Sheet

($ in Thousands)

Sept. 30, 2014 Dec. 31, 2013

Cash and Cash Equivalents $28,053 $699,460

Long-Term Debt:

Senior Notes $2,303,347 $2,303,834

Credit Agreement 100,000 -

Senior Subordinated Notes 350,000 350,000

Total Long-Term Debt $2,753,347 $2,653,834

Shareholders’ Equity 4,254,149 3,828,567

Total Capitalization $7,007,496 $6,482,401

Debt to Cap(1) of 39% and Debt to TTM EBITDAX(2) of 1.25 as of September 30, 2014

(1) Debt to Capitalization is calculated as follows: $2,753,347 Long-Term Debt divided by $7,007,496 Total Capitalization equals 39%. (2) Please refer to the Reconciliation of Net Income to trailing twelve months EBITDAX found later in this presentation.

Energy + Technology = WHITING Growth

NYSE: WLL

Outstanding Bond and Credit Agreement

Bonds Trading above Par; Strong Liquidity

Coupon / Description Maturity Amount Outstanding Ratings Moody’s / S&P 9/30/14 Price

6.50% / Sr. Sub. 10/1/2018 $0.350 B Ba3 / BB- 103.5

5.00% / Sr. 3/15/2019 $1.100 B Ba2 / BB+ 102.3

5.75% / Sr. 3/15/2021 $1.200 B Ba2 / BB+ 105.5

Bond Finance Covenant: Ratio of pre-tax earnings to fixed charges (interest expense, realized hedging gains / losses and preferred stock dividends) must be greater than 2:1. It was 12.57:1 at 9/30/14.

Restricted Payments Basket: Approximately $2.8 billion.

Bank Credit Agreement has a borrowing base capacity of $2.8 billion with $1.2 billion committed under which $100.0 million was drawn at 9/30/14. $3.5 billion of bank commitments upon Kodiak acquisition close.

Next redetermination date is 5/1/15.

Bank Credit Agreement Covenants: Total debt to EBITDAX at 9/30/14 was 1.25:1 (must be less than 4.0:1).

Working capital at 9/30/14 was 1.93:1 (must be greater than 1:1).

Energy + Technology = WHITING Growth

NYSE: WLL

Kodiak Acquisition Overview

This Highly Strategic Combination

Creates Largest Bakken / Three Forks Producer

Drives Higher Growth

Drives Better Metrics

Energy + Technology = WHITING Growth

NYSE: WLL

Leading Williston Basin operator

Acreage Overview (855,000 net acres)

Whiting Acreage

Kodiak Acreage

Bakken Produce

Three Forks Producer

Q1’14 Bakken / Three Forks Net Production (Mboepd)

107.3 97.5 86.0 73.3 63.0 ~60.0 54.0 49.4 42.9 42.7 34.0 31.1

PF Whiting CLR EOG1 Whiting HES XOM/XTO COP STO OAS MRO Kodiak QEP

Rigs drilling in the Williston Basin

(as of 7/13/14)2,3

18 18 18 14 14 12 10 8 7 6 6 5

PF Whiting CLR HES OAS XOM/XTO Whiting COP QEP EOG Kodiak STO MRO

Source: Company presentations, filings and press releases

1 As of December 31, 2013

2 Rigs currently drilling on July 13, 2014 per NDIC

3 As of July 13, 2014, Whiting had two additional rigs moving and Kodiak had one additional rig moving, for a combined operated 21 rigs in the Williston Basin

Energy + Technology = WHITING Growth

NYSE: WLL

MT ND Divide Wild Rose Williams Mountrail Roosevelt Polar Cassandra Koala Sanish Parshall Tarpon Ursid Missouri Breaks Hidden Bench Richland McKenzie Smokey Dunn Lewis & Clark Dunn Billings Golden Valley Pronghorn Stark

Larger location inventory with significant opportunity to accelerate Williston Basin drilling program

Pro Forma Williston Basin Drilling Locations (Net)

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

1,339

158% increase

3,460

Potential Williston Basin net drilling locations increase by 158%

Whiting only (as of 12/31/2013)

Pro forma Whiting (as of 6/30/2014)¹

1 Includes 2,639 Whiting and Kodiak locations at 12/31/2013, plus an additional 821 combined Whiting and Kodiak identified locations as of 06/30/2014

Energy + Technology = WHITING Growth

NYSE: WLL

Driving value from complementary acreage positions

Central and Eastern Williston Basin

Combined 855,000 net acres in the core of Williston Basin

Footprint in the sweet-spot of the Central and Eastern Williston Basin is strategically positioned to accelerate development of the combined acreage position

Ability to drive production, reserve growth and operational efficiency across the position

Whiting Acreage

Kodiak Acreage

Bakken Producer

Three Forks Producer

Energy + Technology = WHITING Growth

NYSE: WLL

Divide Wild Rose Williams Mountrail Roosevelt Polar Cassandra Koala Sanish Parshall Tarpon Ursid Missouri Breaks Hidden Bench Richland McKenzie Smokey Dunn

Enhances size and scale relative to oil-weighted peers

$34.7 $33.5

Enterprise

$19.8 $17.8

Value $13.5 $11.7 $9.9 $8.7 $7.9 $7.3 $6.0

($bn)

PXD CLR CXO PF Whiting 1 XEC Whiting DNR NFX OAS SD Kodiak

LQA $3.1 $2.8 $2.4 $2.1 $1.9

EBITDAX2 $1.7 $1.4 $1.0 $1.0 $0.9 $0.7

($bn)

CLR PF Whiting PXD Whiting CXO XEC DNR NFX OAS SD Kodiak

1,084

798 606 576

Reserves 503 468 439 431 377 219 167

(Mmboe) CLR PXD PF Whiting NFX CXO DNR Whiting XEC SD OAS Kodiak

% liquids 68% 62% 88% 52% 61% 83% 89% 48% 46% 87% 83%

80% oil 79% oil 83% oil

188 171

2014E 152 141 129 112 111 81 77

Production 48 41

(Mboepd)3 PXD CLR PF Whiting XEC NFX CXO Whiting SD DNR OAS Kodiak

% liquids 68% 70% 88% 53% 56% 60% 88% 53% 95% 89% 88%

84% oil 83% oil 88% oil

Source: Company filings, equity research, Bloomberg, FactSet as of July 11, 2014

¹ Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014

2 Please see appendix for reconciliation of non-GAAP financial measures

3 Based on mid-point of Whiting and Kodiak public guidance, and Bloomberg Consensus estimates for peers

Energy + Technology = WHITING Growth

NYSE: WLL

Whiting Petroleum – A Company on the Move

Four Significant Third Quarter 2014 Achievements

1) Record Production Reaches 116,675 BOE/d in Q3 2014, up 6% over Q2 2014.

- Record Bakken / Three Forks Production of 87,480 BOE/d, Up 33% YoY, 9% Sequentially.

2) Slickwater Completions Generate Strong Initial Results.

- Brehm 13-7H Well in Sanish Field IPs at 3,770 BOE/d on August 31, 2014.

- Pronghorn Federal 44-11PH IPs 2,987 BOE/d on July 9, 2014.

- Sundheim 21-27-1H Well in Missouri Breaks Field Posts 64% Greater 200-Day Cumulative Production than the Offset Well Completed Using Older Technology. 3) Tarpon Pad Demonstrates Whiting Controls Sweet Spot of Williston Basin.

- Flatland Federal 11-4HR IPs 7,120 BOE/d from the Middle Bakken on October 10, 2014.

- Flatland Federal 11-4TFH IPs 7,824 BOE/d from Upper Three Forks on October 11, 2014.

- Flatland Federal 11-4TFHU IPs 5,930 BOE/d from Lower Three Forks on October 12, 2014.

4) Redtail Niobrara Development Area Production of 8,610 net BOE/d in Q3 2014, up 19% over Q2 2014

- New Niobrara “C” Discovery. Razor 25B-2549 Achieved a Recent 10-Day Average Rate of 712 BOE/d.

- New Codell/Fort Hays Discovery. Razor 25B-2551 Achieved a Recent 10-Day Average Rate of 570 BOE/d.

- Current Production from Redtail Field has Exceeded 10,000 Net BOE/d.

Energy + Technology = WHITING Growth

NYSE: WLL

Appendix

NYSE: WLL

Guidance for Q4 and Full-Year 2014

Guidance

Fourth Quarter 2014

Full-Year 2014

Production (MMBOE)

11.10 - 11.50

40.70 - 41.30

Lease operating expense per BOE

$11.25 - $ 11.75

$11.70 - $ 12.00

General and admin. expense per BOE

$3.30 - $ 3.70

$3.40 - $ 3.60

Interest expense per BOE

$3.50 - $ 3.80

$3.85 - $ 4.05

Depr., depletion and amort. per BOE

$26.25 - $ 27.00

$26.20 - $ 26.80

Prod. taxes (% of sales revenue)

8.50% - 8.70%

8.35% - 8.55%

Oil price differentials to NYMEX per Bbl(1)

($9.00) - ($ 11.00)

($9.00) -($ 11.00)

Gas price premium to NYMEX per Mcf(2)

$0.00 - $ 0.20

$0.50 - $ 1.00

(1) Does not include the effect of NGLs.

(2) Includes the effect of Whiting’s fixed-price gas contracts. Please refer to fixed-price gas contracts later in this presentation.

Energy + Technology = WHITING Growth

NYSE: WLL

Disciplined Hedging Strategy

Existing Crude Oil Hedge Positions(1)

Derivative Instrument

Hedge Period

Contracted Crude (Bbls per Month)

Weighted Average NYMEX Price (per Bbl)

As a Percentage of September 2014 Oil Production

Three-way collars (2)

2014

Q4

1,480,000

$71.82 - $ 85.68 - $103.85

52.3%

2015

Q1

100,000

$70.00 - $ 85.00 - $107.90

3.5%

Q2

100,000

$70.00 - $ 85.00 - $107.90

3.5%

Q3

100,000

$70.00 - $ 85.00 - $107.90

3.5%

Q4

100,000

$70.00 - $ 85.00 - $107.90

3.5%

Collars

2014

Q4

3,970

$80.00 - $122.50

<1%

(1) As of October 1, 2014.

(2) A three-way collar is a combination of options: a sold call, a purchased put and a sold put. The sold call establishes a maximum price (ceiling) we will receive for the volumes under contract. The purchased put establishes a minimum price (floor), unless the market price falls below the sold put (sub-floor), at which point the minimum price would be NYMEX plus the difference between the purchased put and the sold put strike price.

Energy + Technology = WHITING Growth

NYSE: WLL

Fixed-Price Contracts

Existing Natural Gas Marketing Contracts(1)

Hedge Period

Contracted Volume (MMBtu per Day)

Weighted Average Contracted Price (per MMBtu)

As a Percentage of September 2014 Gas Production

2014

Q4 11,000 $5.49 13.0%

Existing Fixed-Differential Crude Oil Sales Contracts(1)

Period

Gross Contracted Volume (Bbls per Day)

Differential from NYMEX (per Bbl)

2015 25,000 $4.75

2016 30,000 $4.75

2017 35,000 $4.75

2018 40,000 $4.75

2019 45,000 $4.75

Period

Gross Contracted Volume (Bbls per Day)

Differential from NYMEX (per Bbl)(2)

07/2015 to 12/2015 20,000 $5.00 - $6.00

01/2016 to 12/2016 20,000 $5.00 - $6.00

01/2017 to 12/2017 20,000 $5.00 - $6.00

01/2018 to 12/2018 20,000 $5.00 - $6.00

01/2019 to 12/2019 20,000 $5.00 - $6.00

01/2020 to 06/2020 20,000

$5.00 - $6.00 (1) As of October 1, 2014.

(2) The future production volumes in the table above will be sold at a price equal to NYMEX less certain fixed differentials depending on the delivery methods specified in the contract. Based on prevailing storage and transportation costs, we estimate a fixed differential of $5.00 to $6.00 per barrel below NYMEX.

Energy + Technology = WHITING Growth

NYSE: WLL

Adjusted Net Income[1]

($ in Thousands, Except Per Share Data)

Reconciliation of Net Income Available to Common Shareholders to Adjusted Net Income Available to Common Shareholders

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2014	**2013**	**2014**	**2013**
Net income available to common shareholders	$ 157,975	$ 204,101	$ 418,488	$ 424,782
Adjustments net of tax:				
Amortization of deferred gain on sale	(4,848)	(4,882)	(14,443)	(14,918)
(Gain) loss on sale of properties	32	(73,252)	(7,758)	(75,415)
Impairment expense	11,311	11,760	34,030	35,362
Charge under Production Participation Plan related to sale of Postle Properties	-	15,078	-	15,078
Change in Production Participation Plan liability	-	(6,803)	-	839
Total measure of derivative (gain) loss reported under U.S. GAAP	(14,995)	15,709	16,915	16,788
Total net cash settlements paid on commodity derivatives during the period	(820)	(8,556)	(4,519)	(16,321)
Adjusted net income [1]	$ 148,655	$ 153,155	$ 442,713	$ 386,195
Adjusted net income available to common shareholders per share, basic	$ 1.25	$ 1.29	$ 3.72	$ 3.27
Adjusted net income available to common shareholders per share, diluted	$ 1.24	$ 1.28	$ 3.69	$ 3.24

(1) Adjusted Net Income Available to Common Shareholders is a non-GAAP financial measure. Management believes it provides useful information to investors for analysis of Whiting's fundamental business on a recurring basis. In addition, management believes that Adjusted Net Income Available to Common Shareholders is widely used by professional research analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Adjusted Net Income Available for Common Shareholders should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, cash flow or liquidity measures under U.S. GAAP and may not be comparable to other similarly titled measures of other companies.

NYSE: WLL

Energy + Technology = WHITING Growth

46

Discretionary Cash Flow(1)

($ in Thousands)

Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow

Three Months Ended September 30,

Nine Months Ended September 30,

2014 2013 2014 2013

Net cash provided by operating activities

Exploration

Exploratory dry hole costs

Changes in working capital

Preferred dividends paid

Discretionary cash flow

$457,640 $513,896 $1,349,306 $1,254,127

11,984 28,426 49,572 71,635

(350) (9,522) (3,972) (21,150)

68,959 (82,282) 181,475 (11,614)

- - - (538)

$538,233 $450,518 $1,576,381 $1,292,460

(1) Discretionary cash flow is a non-GAAP measure. Discretionary cash flow is presented because management believes it provides useful information to investors for analysis of the Company’s ability to internally fund acquisitions, exploration and development. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, cash flow or liquidity measures under U.S. GAAP and may not be comparable to other similarly titled measures of other companies.

Energy + Technology = WHITING Growth

NYSE: WLL

EBITDAX(1)

($ in Thousands)

Reconciliation of Net Income to EBITDAX

Reconciliation of Net Income to EBITDAX

Q4 2013 Q1 2014 Q2 2014 Q3 2014 TTM 9/30/14

Net income (loss)

Amortization of deferred gain

Gain on sale of properties

Interest income

Depreciation, depletion & amortization

Exploration

Impairment

Stock compensation

Interest expense

Loss on early extinguishment of debt

Change in long-term PPP

Noncash (gain) loss on MTM derivatives

Income taxes (benefit)

EBITDAX Total

$(59,276) $109,051 $151,426 $157,961 $359,162

(8,057) (7,744) (7,473) (7,689) (30,963)

(8,942) (10,559) (1,796) 50 (21,247)

(427) (303) (124) (101) (955)

247,381 235,265 268,509 285,658 1,036,813

23,120 24,122 13,466 11,984 72,692

302,325 17,985 18,046 17,941 356,297

5,606 6,732 4,314 6,031 22,683

43,357 42,144 39,045 39,632 164,178

4,412 - - - 4,412

(8,312) 3,636 (3,636) - (8,312)

(21,570) 23,793 20,951 (25,083) (1,909)

(19,875) 76,361 99,917 93,487 249,890

$499,742 $520,483 $602,645 $579,871 $2,202,741

Energy + Technology = WHITING Growth

NYSE: WLL

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed Acquisition anticipates that the Whiting shares to be issued pursuant to the Acquisition will be exempt from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed Acquisition, on October 29, 2014, Whiting and Kodiak each filed with the SEC a definitive joint proxy statement/circular and commenced mailing such document to shareholders of Whiting and Kodiak on or about October 29, 2014. INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, KODIAK AND THE PROPOSED ACQUISITION. The joint proxy statement and circular and certain other relevant materials (when they become available) and other documents filed by Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202 or calling (303) 592-8030.

Participants in the Solicitation

Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed Acquisition. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the Acquisition by reading the joint proxy statement and circular regarding the Acquisition when it becomes available.

Energy + Technology = WHITING Growth

NYSE: WLL